OFFEREE QUESTIONNAIRE

Legacy Wine & Spirits International Ltd.

(formerly Legacy Mining Ltd.)

A Nevada Corporation

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Legacy Wine & Spirits International Ltd., a Nevada Corporation (“Company”) will use the responses in this questionnaire to qualify prospective investors for purposes of federal and state securities laws.

If the answer to any question below is “none” or “not applicable”, please so indicate.

Your answers will be kept confidential at all times.  However, by signing this questionnaire, you agree that the Company may present this questionnaire to any person, as it deems appropriate to establish the availability of exemptions from registration pursuant to state and federal securities laws.

PART 1. INDIVIDUAL INVESTORS

Investors that are not individuals (that is, are corporations, partnerships, trusts, etc.) should start at Part II.

1.  Name (as it should appear on the stock certificate): ____________________________

2.  Residence Address: ____________________________________________________

3.  Home Telephone: ______________________________________________________

4.  Date of Birth: _________________________________________________________

5.  Social Security number: _________________________________________________

6.  United States citizen:

       O Yes     O No

  If no, country of citizenship: _____________________________________________

7.  Occupation: ___________________________________________________________

8.  Number of years: _______________________________________________________

9.  Present employer: ______________________________________________________

10. Position/Title: ________________________________________________________

11. Business address: ______________________________________________________

12. Business Telephone: ___________________________________________________

13. Business Fax: _________________________________________________________

14. Each state and foreign country in which you have maintained your principal residence during the past three years, and the dates during which you resided in each:

________________________________________________________________________________________________________________________________________________________________________________________________________________________

15. Are you registered to vote in, or do you have a driver’s license issued by, or do you maintain a residence in any other state or country?

       O Yes     O No

       If yes, in which state or countries? ________________________________________

16.  Do you reasonably expect that either your own income from all sources during the current year will exceed $200,000 or the joint income of you and your spouse (if married) from all sources during the current year will exceed $300,000?

       O Yes     O No

        If no, please specify the amount: _________________________________________

17.  Percentage of your income (as shown above) anticipated to be derived from sources other than salary:

________________________________________________________________________

18.  Was your yearly income from all sources during each of the last two years in excess of $200,000 or was the joint income of you and your spouse (if married) from all sources during each of those years in excess of $300,000?

       O Yes      O No

       If no, please specify the amount for last year: $_______and the year before$_______

19.  Will your net worth as of the date you purchased the Offered Shares, together with the net worth of your spouse, be in excess of $1 million?

       O Yes       O No

       If no, please specify the amount: $ ________________________________________

20.  Please describe your educational background and degrees obtained, if any: ________

________________________________________________________________________________________________________________________________________________________________________________________________________________________

21.  If you have existing personal or business relationship with the Company or any of its officers, directors or controlling persons, please describe the nature and duration of each relationship:

________________________________________________________________________________________________________________________________________________________________________________________________________________________

22.  Please describe in reasonable detail the nature and extent of business, financial and investment experience that you believe gives you the capacity to evaluate the merits and risks of the proposed investment and the capacity to protect your interests:

________________________________________________________________________________________________________________________________________________________________________________________________________________________

23.  Are you purchasing the Offered Shares for your own account and for investment purposes only?

       O Yes      O No

       If no, please specify for whom you are investing and the reason for investing:

_______________________________________________________________________

24.  In evaluating this investment, will you use the service of any of the following advisors? If so, please identify, providing address and telephone number:

      O Accountant ________________________________________________________

      O Attorney __________________________________________________________

      O Licensed Investment Advisor___________________________________________

25.  Anticipated amount of subscription: _______________________________________

26.  Indicate type of ownership in which securities will be held:

       O  Individual

       O  Tenants in Common

       O  Joint tenancy with rights of survivorship ( husband and wife only)

       O  Community property

       O  Other: (describe): ___________________________________________________

In signing below, you acknowledge that the information provided in this questionnaire is true and correct in all material respects and that you recognize that the Company and its counsel are relying on the truth and accuracy of that information in reliance on the exemption contained in Section 4 (2) of the Securities Act of 1933, as amended, and Rule 506 and Regulation D.  You agree to notify the Company promptly of any changes in the foregoing information that occur before the investment.

Executed at _____________________, on _____________________________________

________________________________

Signature

________________________________

Print name

PART II. NON-INDIVIDUAL INVESTORS

Please complete this Part II only if the proposed purchase is to be made by a corporation, partnership, trust or other entity.  If the investment will be made by more than one affiliated entity, please COMPLETE A COPY OF THIS QUESTIONNAIRE FOR EACH ENTITY.

1.  Name (as it should appear on the stock certificate): ____________________________

2.  Address of principal place of business:  _____________________________________

3.  Jurisdiction of formation of incorporation:  __________________________________

4.  Contact person: ________________________________________________________

5.  Telephone number: _____________________________________________________

6.  Fax number: __________________________________________________________

7.  Type of entity (corporation, partnership, trust, etc.): ___________________________

8.  Taxpayer identification number: ___________________________________________

9.  Was this entity formed for the purpose of this investment?

      O  Yes      O No

If yes, all shareholders, partners or other equity owners must answer Part I of this Questionnaire.

10.  Amount of your proposed investment: _____________________________________

11.  Entity’s net worth at the time the securities will be purchased: $_________________

12.  Check the appropriate box to indicate which of the following accurately describes the nature of the business conducted by the investing entity:

        O Private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940 (namely, a U.S. venture capital fund that invests primarily through private placements in non-publicly traded securities and makes available, either directly or through co-investors, to the portfolio companies significant guidance concerning management, operations or business objectives);

         O A small business investment company licensed by the U.S. Small Business Administration pursuant to Section 301 (c) or (d) of the Small Business Investment Act of 1958;

         O An investment company registered pursuant to the Investment Company Act of 1940 or a business development company as defined in Section 2 (a) (48) of that Act;

         O A bank as defined in Section 3 (a) (2) of the Securities Act of 1933 or a savings and loan association or other institution defined in Section 3(a)(5)(A) of that Act, acting in either an individual or fiduciary capacity;

         O An insurance company as defined in Section 2(13) of the Securities Act of 1933.

         O An employment benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974 (a) whose investment decision is made by a fiduciary that is either a bank, a savings and loan association, an insurance company, or a registered investment advisor or whose total assets exceed $5 million or (b) if a self-directed plan, whose investment decision are made solely by persons who are accredited investors;

          O An organization described in Internal Revenue Code Section 501(c)(3), a corporation, a Massachusetts or similar business trust or a partnership, in each case not formed for the purpose of this investment, with total assets in excess of $5 million;

          O An entity not located in the United States and whose equity owners are neither U.S. citizens nor U.S. residents;

          O A trust with total assets in excess of $5 million whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) under the Securities Act of 1933;

          O Other (describe): __________________________________________________

________________________________________________________________________

________________________________________________________________________

________________________________________________________________________

13. Please provide information detailing the business, financial and investment experience of the entity and investment manager of the entity: ________________________________________________________________________________________________________________________________________________________________________________________________________________________

In signing below, you acknowledge that the information provided in this questionnaire is true and correct in all material respects and that you recognize that the Company and its counsel are relying on the truth and accuracy of that information in reliance on the exemption contained in Section 4(2) of the Securities Act of 1933, as amended, and Rule 506 and Regulation D. You agree to notify the Company promptly of any changes in the foregoing information that occur before the investment.

Executed at ______________________________, on ____________________________.

____________________________

Print Name

By: _________________________

Title: ________________________